UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2014 (March 27, 2014)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13831	74-2851603
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2014, the Board of Directors of Quanta Services, Inc. (the “Company”) approved an amendment to the Amended and Restated Bylaws of the Company, effective as of March 27, 2014 (as so amended, the “Bylaws”), that added a new Section 8.12, which provides, subject to certain exceptions, that the State of Delaware will be the exclusive forum for certain legal actions.

The foregoing description of the new provision of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Bylaws of Quanta Services, Inc., as amended and restated March 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2014	QUANTA SERVICES, INC.

	By:	/s/ Eric B. Brown
Name: Eric B. Brown
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Bylaws of Quanta Services, Inc., as amended and restated March 27, 2014